               AmeriCredit Automobile Receivables Trust 2000-A
                    Class A-1 6.0400% Asset Backed Notes
                    Class A-2 6.5400% Asset Backed Notes
                    Class A-3 7.1500% Asset Backed Notes
                    Class A-4 7.2900% Asset Backed Notes
                     Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 6, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:    2/6/00
Monthly Period Ending:      2/29/00


I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      A.   Beginning of period Aggregate Principal Balance                                                           $649,999,997
                                                                                                                 -----------------

      B.   Purchase of Subsequent Receivables                                                                                   0
                                                                                                                 -----------------

      C.   Monthly Principal Amounts

           (1)  Collections on Receivables outstanding
                  at end of period                                                                    13,685,643
                                                                                              -------------------
           (2)  Collections on Receivables paid off
                  during period                                                                        3,139,104
                                                                                              -------------------
           (3)  Receivables becoming Liquidated Receivables
                  during period                                                                          367,119
                                                                                              -------------------
           (4)  Receivables becoming Purchased Receivables
                  during period                                                               -------------------

           (5)  Cram Down Losses occurring during period                                      -------------------

           (6)  Other Receivables adjustments                                                            (18,663)
                                                                                              -------------------
           (7)  Less amounts allocable to Interest                                                    (7,489,391)
                                                                                              -------------------

           Total Monthly Principal Amounts                                                                              9,683,812
                                                                                                                 -----------------

      D.   End of period Aggregate Principal Balance                                                                 $640,316,185
                                                                                                                 =================
      E.   Pool Factor                                                                                                 98.5101828%
                                                                                                                 =================

II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                            Class A-1     Class A-2     Class A-3     Class A-4       TOTAL
                                                            ---------     ---------     ---------     ---------       -----

      A.   Beginning of period Note Balance                 $182,000,000  $313,000,000  $572,000,000  $233,000,000  $1,300,000,000
                                                        --------------------------------------------------------------------------

      B.   Noteholders' Principal Distributable Amount         9,683,812             0             0             0       9,683,812
      C.   Noteholders' Accelerated Principal Amount           3,011,705             0             0             0       3,011,705
      D.   Accelerated Payment Amount Shortfall                   53,140             0             0             0          53,140
      E.   Note Prepayment Amount                                      0             0             0             0               0
      F.   Deficiency Claim Amount                                     0             0             0             0               0
                                                        --------------------------------------------------------------------------


      G.   End of period Note Balance                       $169,251,343  $313,000,000  $572,000,000  $233,000,000  $1,287,251,343
                                                        ==========================================================================
      H.   Note Pool Factors                                 92.9952434%  100.0000000%  100.0000000%  100.0000000%     99.0193341%
                                                        ==========================================================================

III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A.   Beginning of period Pre-Funding Account balance                                                           $650,000,003
                                                                                                                    --------------
      B.   Purchase of Subsequent Receivables                                                                     0
                                                                                                     ---------------
      C.   Investment Earnings                                                                            1,482,957
                                                                                                     ---------------
      D.   Investment Earnings Transfer to Collections Account                                           (1,482,957)
                                                                                                     ---------------
      E.   Payment of Mandatory Prepayment Amount
                                                                                                                                0
                                                                                                                    --------------
      F.   End of period Pre-Funding Account balance                                                                 $650,000,003
                                                                                                                    ==============
IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.   Total Monthly Principal Amounts                                                                             $9,683,812
                                                                                                                    --------------
      B.   Required Pro-forma Security Balance                                                        1,161,284,569
                                                                                                     ---------------
      C.   Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal Amounts)      1,290,316,188
                                                                                                     ---------------
      D.   Step-down Amount  (B. - C.)                                                                                          0
                                                                                                                    --------------
      E.   Principal Distributable Amount  (A.- D.)                                                                    $9,683,812
                                                                                                                    ==============
V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.   Beginning of period Capitalized Interest  Account balance                                                   $6,233,319
                                                                                                                    --------------
      B.   Monthly Capitalized Interest Amount                                                           (1,495,266)
                                                                                                     ---------------
      C.   Investment Earnings                                                                               16,987
                                                                                                     ---------------
      D.   Investment Earnings Transfer to Collections Account                                              (16,987)
                                                                                                     ---------------
      E.   Payment of Overfunded Capitalized Interest Amount                                               (675,553)
                                                                                                     ---------------
      F.   Payment of Remaining Capitalized Interest Account                                                      0
                                                                                                     ---------------
                                                                                                                       (2,170,819)
                                                                                                                    --------------
      G.   End of period Capitalized Interest Account balance                                                          $4,062,500
                                                                                                                    ==============
VI.   RECONCILIATION OF COLLECTION ACCOUNT:

      A.   Available Funds:

           (1)    Collections on Receivables during period
                    (net of Liquidation Proceeds)                                                       $16,824,747
                                                                                                     ---------------
           (2)    Liquidation Proceeds collected
                    during period                                                                           316,156
                                                                                                     ---------------
           (3)    Purchase Amounts deposited in Collection
                    Account
                                                                                                     ---------------
           (4) (a)  Investment Earnings - Collection Account                                                 13,730
                                                                                                     ---------------
               (b)  Investment Earnings - Transfer From Prefunding Account                                1,482,957
                                                                                                     ---------------
               (c)  Investment Earnings - Transfer From Capitalized Interest Account                         16,987
                                                                                                     ---------------
           (5)    Collection of Supplemental Servicing Fees
               (a)  Extension Fees                                                                              718
                                                                                                     ---------------
               (b)  Repo and Recovery Fees Advanced                                                               0
                                                                                                     ---------------
               (c)  Other Fees                                                                               32,609
                                                                                                     ---------------
           (6)    Monthly Capitalized Interest Amount                                                     1,495,266
                                                                                                     ---------------
           (7)    Mandatory Prepayment Amount
                                                                                                     ---------------
           Total Available Funds                                                                                       20,183,170
                                                                                                                    --------------

      B.   Distributions:

           (1)    Base Servicing Fee and Supplemental Servicing Fees
               (a)  Base Servicing Fee                                                                      975,000
                                                                                                     ---------------
               (b)  Repo and Recovery Fees                                                                        0
                                                                                                     ---------------
               (c)  Bank Service Charges                                                                        110
                                                                                                     ---------------
               (d)  Other Fees                                                                               32,609
                                                                                                     ---------------
           (2)    Agent fees                                                                                    417
                                                                                                     ---------------
           (3)    Refunds of Overpayments paid by AFS                                                        11,144
                                                                                                     ---------------
           (4)    Noteholders' Interest Distributable Amount
                      (a)   Class A-1                                                                       732,853
                                                                                                     ---------------
                      (b)   Class A-2                                                                     1,364,680
                                                                                                     ---------------
                      (c)   Class A-3                                                                     2,726,533
                                                                                                     ---------------
                      (d)   Class A-4                                                                     1,132,380
                                                                                                     ---------------

           (5)    Noteholders' Principal Distributable Amount
                      (a)   Class A-1                                                                     9,683,812
                                                                                                     ---------------
                      (b)   Class A-2                                                                             0
                                                                                                     ---------------
                      (c)   Class A-3                                                                             0
                                                                                                     ---------------
                      (d)   Class A-4                                                                             0
                                                                                                     ---------------

           (6)    Security Insurer Premiums                                                                 511,927
                                                                                                     ---------------

           Total distributions                                                                                         17,171,465
                                                                                                                    --------------

      C.   Excess Available Funds  (or Deficiency Claim Amount )                                                        3,011,705
                                                                                                                    --------------

      D.   Noteholders' Accelerated Principal Amount                                                                   (3,011,705)
                                                                                                                    --------------

      E.   Deposit to Spread Account                                                                                           $0
                                                                                                                    ==============

                                                          2


VII.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A.   Excess Available Funds  (VI.C.)                                                               $3,011,705
                                                                                                     ---------------
      B.   Pro Forma Security Balance    (II.A.-II.B.)                                                1,290,316,188
                                                                                                     ---------------
      C.   Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                                 1,161,284,569
                                                                                                     ---------------
      D.   Excess of Pro Forma Balance over Required Balance   (B. - C.)                                129,031,619
                                                                                                     ---------------
      E.   End of Period  Class A-1 Note Balance (before accel. payments)                               172,316,188
                                                                                                     ---------------
      F.   Lesser of D. or E.                                                                           129,031,619
                                                                                                     ---------------
      G.   Accelerated Principal Amount  (lesser of  A. or F.)                                                         $3,011,705
                                                                                                                    --------------

VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.   Pro Forma Security Balance                                                                $1,290,316,188
                                                                                                     ---------------
      B.   Required Pro Forma Security Balance                                                        1,161,284,569
                                                                                                     ---------------
      C.   Excess of Pro Forma Balance over Required Balance   (A. - B.)                                129,031,619
                                                                                                     ---------------
      D.   End of Period  Class A-1 Note Balance (before accel. payments)                               172,316,188
                                                                                                     ---------------
      E.   Greater of C. or D.                                                                          172,316,188
                                                                                                     ---------------
      F.   Excess Available Funds  (VI.C.)                                                                3,011,705
                                                                                                     ---------------
      G.   Investment Earnings on Collection Account                                                         13,730
                                                                                                     ---------------
      H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                          $169,318,213
                                                                                                                    --------------

IX.   RECONCILIATION OF SPREAD ACCOUNT:

      A.   Beginning of period Spread Account balance                                                                 $19,500,000
                                                                                                                    --------------

      B.   Additions to Spread Account
           (1)    Deposits from Collections Account    (VI. E.)                                                   0
                                                                                                     ---------------
           (2)    Investment Earnings                                                                        53,140
                                                                                                     ---------------
           (3)    Deposits Related to Subsequent Receivables Purchases                                            0
                                                                                                     ---------------

           Total Additions                                                                                                 53,140
                                                                                                                    --------------

      C.   Spread Account balance available for  withdrawals                                                           19,553,140
                                                                                                                    --------------

      D.   Requisite Amount of Spread Account
           (1)    Initial Spread Account Deposit                                                        $19,500,000
                                                                                                     ---------------
           (2)    Subsequent Spread Account Deposits                                                              0
                                                                                                     ---------------
           (3)    Total Initial & Subsequent Spread Account Deposits (1)+(2)                             19,500,000
                                                                                                     ---------------
           (4)    $100,000                                                                                  100,000
                                                                                                     ---------------
           (5)    1 1/2% of Original Pool Balance (total deliveries)                                     $9,750,000
                                                                                                     ---------------
           (6)    End of period Note Balance (before accel. principal shortfall calc)                 1,287,304,483
                                                                                                     ---------------
           (7)    Lesser of (5) or (6)                                                                    9,750,000
                                                                                                     ---------------
           (8)    Floor Amount Greater of (4) or (7)                                                      9,750,000
                                                                                                     ---------------
           (9)    Aggregate Principal Balance                                                           640,316,185
                                                                                                     ---------------
           (10)   End of period Note Balance (before accel. principal shortfall calc)                 1,287,304,483
                                                                                                     ---------------
           (11)   LINE (9) LESS LINE (10) (DURING FUNDING PERIOD AMOUNT EQUAL TO ZERO)                            0
                                                                                                     ---------------
           (12)   OC level     (11) / (9)                                                                      0.00%
                                                                                                     ---------------
           (13)   Spread Ending Balance as a percentage of Aggregate Principal Balance                         3.05%
                                                                                                     ---------------
           (14)   OC Percentage (12) + (13)                                                                    3.05%
                                                                                                     ---------------
           (15)   13% less OC level, if OC percentage is greater than or equal to 13%                      n/a
                                                                                                     ---------------
           (16)   If OC percentage is equal to or greater than 13%, Percent in (15) x End of Period  ---------------
                    Aggregate Principal Balance                                                            n/a
                                                                                                     ---------------
           (17)   If OC level is less than 10%, 3% of Original Pool Balance (total deliveries)           19,500,000
                                                                                                     ---------------
           (18)   15% of end of period Aggregate Principal Balance if Trigger Date                         n/a
                                                                                                     ---------------

           Requisite Amount of Spread Account (either (3), (8), (16), (17), or (18) as applicable)                     19,500,000
                                                                                                                    --------------

      E.   Withdrawals from Spread Account
           (1)    Priority First - Deficiency Claim Amount                                                        0
                                                                                                     ---------------
           (2)    Priority Second through Third
                                                                                                     ---------------
           (3)    Priority Fourth - Accelerated Payment Amount Shortfall                 169,318,213
                                                                                       --------------
                    Accelerated Payment Amount Shortfall in Excess of Requisite Amount                       53,140
                                                                                                     ---------------
           (4)    Priority Fifth through Sixth
                                                                                                     ---------------
           (5)    Priority Seventh - to Servicer
                                                                                                     ---------------
           Total withdrawals                                                                                               53,140
                                                                                                                    --------------


      F.   End of period Spread Account balance                                                                       $19,500,000
                                                                                                                    --------------

                                                          3


X.    MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.   Beginning of period number of Receivables                                                                       47,318
                                                                                                                    --------------

      B.   Number of Subsequent Receivables Purchased                                                                           0
                                                                                                                    --------------

      C.   Number of Receivables becoming Liquidated
             Receivables during period                                                                                         23
                                                                                                                    --------------

      D.   Number of Receivables becoming Purchased
             Receivables during period
                                                                                                                    --------------

      E.   Number of Receivables paid off during period                                                                       283
                                                                                                                    --------------

      F.   End of period number of Receivables                                                                             47,012
                                                                                                                    ==============

XI.   STATISTICAL DATA:

      A.   Weighted Average APR of the Receivables                                                                          18.59%
                                                                                                                    --------------

      B.   Weighted Average Remaining Term of the Receivables                                                               56.55
                                                                                                                    --------------

      C.   Average Receivable Balance                                                                                     $13,620
                                                                                                                    --------------

      D.   Aggregate Realized Losses                                                                                      $50,963
                                                                                                                    --------------




By:        /s/ Daniel E. Berce
           -------------------
Name:      Daniel E. Berce
           ---------------
Title:     Vice Chairman & Chief Financial Officer
           ---------------------------------------
Date:      March 2, 2000
           -------------

               AmeriCredit Automobile Receivables Trust 2000-A
                    Class A-1 6.04000% Asset Backed Notes
                    Class A-2 6.5400% Asset Backed Notes
                    Class A-3 7.1500% Asset Backed Notes
                    Class A-4 7.2900% Asset Backed Notes
                            Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 6, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:   2/6/00
Monthly Period Ending:     2/29/00


I.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                            Class A-1     Class A-2     Class A-3     Class A-4       TOTAL
                                                            ---------     ---------     ---------     ---------       -----

      A.   Preliminary End of period Note Balance           $169,251,343  $313,000,000  $572,000,000  $233,000,000  $1,287,251,343
                                                        --------------------------------------------------------------------------

      B.   Deficiency Claim Amount                                     0             0             0             0               0

      C.   End of period Note Balance                       $169,251,343  $313,000,000  $572,000,000  $233,000,000  $1,287,251,343
                                                        ==========================================================================

      D.   Note Pool Factors                                  92.995243%   100.000000%   100.000000%   100.000000%      99.019334%
                                                        ==========================================================================

II.   RECONCILIATION OF SPREAD ACCOUNT:

      A.   Preliminary End of period Spread Account balance                                                           $19,500,000
                                                                                                                      ------------

      B.   Priority First - Deficiency Claim Amount from preliminary certificate                                                0
                                                                                                                      ------------

      C.   End of period Spread Account balance                                                                       $19,500,000
                                                                                                                      ------------


III.  PERFORMANCE TESTS:

      A.   Delinquency Ratio
           (1)    Receivables with Scheduled Payment
                    delinquent more than 60 days
                    at end of period                                                                         $242,690
                                                                                                        --------------
           (2)    Purchased Receivables with Scheduled
                    Payment delinquent more than 60
                    days at end of period
                                                                                                        --------------
           (3)    Beginning of period Principal Balance                                                   649,999,997
                                                                                                        --------------
           (4)    Delinquency Ratio (1)+(2) divided by (3)                                                                   0.04%
                                                                                                                      ------------
           (5)    Previous Monthly Period Delinquency Ratio                                                                  0.00%
                                                                                                                      ------------
           (6)    Second previous Monthly Period Delinquency Ratio                                                           0.00%
                                                                                                                      ------------
           (7)    Average Delinquency Ratio (4)+(5)+(6)
                    divided by 3                                                                                             0.01%
                                                                                                                      ------------
           (8)    Compliance (Delinquency Test Failure is a
                    Delinquency Ratio equal to or greater than 5.00%)                                                    yes
                                                                                                                      ------------

                                                          5


      B.   Cumulative Default Rate
           (1)    Defaulted Receivables in Current Period                                                    $456,772
                                                                                                        --------------
           (2)    Cumulative Defaulted Receivables Including
                    Defaulted Receivables in Current Period                                                   456,772
                                                                                                        --------------
           (3)    Original Pool Balance                                                                   649,999,997
                                                                                                        --------------
           (4)    Cumulative Default Rate (2) divided by (3)                                                                 0.07%
                                                                                                                      ------------
           (5)    Compliance (Default Test Failure is a Cumulative
                    Default Rate equal to or greater than 5.26%.)                                                        yes
                                                                                                                      ------------


      C.   Cumulative Net Loss Rate
           (1)    Receivables becoming Liquidated Receivables during period                                  $367,119
                                                                                                        --------------
           (2)    Purchased Receivables with Scheduled
                    Payment delinquent more than 30 days at end of period
                                                                                                        --------------
           (3)    Cram Down Losses occurring during period
                                                                                                        --------------
           (4)    Liquidation Proceeds collected during period                                               (316,156)
                                                                                                        --------------
           (5)    Net Losses during period (1)+(2)+(3)-(4)                                                     50,963
                                                                                                        --------------
           (6)    Net Losses since Initial Cut-off Date (Beginning of Period)                                       0
                                                                                                        --------------
           (7)    Cumulative Net Loss Rate before 50% of 90 Day Delinquencies                                                0.00%
                    (5) + (6) divided by (9)                                                                          ------------
           (8)    50% of Receivables with Scheduled Payment delinquent
                    more than 90 days at end of period                                                              0
                                                                                                        --------------
           (9)    Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date    1,300,000,000
                                                                                                        --------------
           (10)   Cumulative Net Loss Rate (5)+(6)+(8)
                    divided by (9)                                                                                           0.00%
                                                                                                                      ------------
           (11)   Compliance (Net Loss Test Failure is a
                    Net Loss Rate equal to or greater than 3.01%.)                                                       yes
                                                                                                                      ------------


      D.   Extension Rate
           (1)    Principal Balance of Receivables extended during current period                             $95,483
                                                                                                        --------------
           (2)    Beginning of Period Aggregate Principal Balance                                         649,999,997
                                                                                                        --------------
           (3)    Extension Rate (1) divided by (2)                                                                          0.01%
                                                                                                                      ------------
           (4)    Previous Monthly Extension Rate                                                                            0.00%
                                                                                                                      ------------
           (5)    Second previous Monthly Extension Rate                                                                     0.00%
                                                                                                                      ------------
           (6)    Average Extension Rate (3)+(4)+(5)
                    divided by 3                                                                                             0.00%
                                                                                                                      ------------
           (7)    Compliance (Extension Test Failure is an
                    Extension Rate equal to or greater than 4%.)                                                         yes
                                                                                                                      ------------


IV.   DELINQUENCY:

      A.   Receivables with Scheduled Payment delinquent
           (1)    31-60 days                                                      #             683     $9,688,860           1.49%
                                                                                   -----------------------------------------------
           (2)    61-90 days                                                                     15        242,690           0.04%
                                                                                   -----------------------------------------------
           (3)    over 90 days                                                                    0              0           0.00%
                                                                                   -----------------------------------------------

           Receivables with Scheduled Payment delinquent
             more than 30 days at end of period                                                 698     $9,931,550           1.53%
                                                                                   ===============================================




By:        /s/ Daniel E. Berce
           -------------------
Name:      Daniel E. Berce
           ---------------
Title:     Vice Chairman & Chief Financial Officer
           ---------------------------------------
Date:      March 2, 2000
           -------------









                                                          6